INVESCO INTERNATIONAL GROWTH FUND                                 SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  10/31/2015
FILE NUMBER :       811-6463
SERIES NO.:         1

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                     $ 36,277
       2   Dividends for a second class of open-end company shares
           (000's Omitted)
           Class B                                                     $    225
           Class C                                                     $  1,529
           Class R                                                     $  1,246
           Class Y                                                     $ 51,260
           Class R5                                                    $ 31,180
           Class R6                                                    $  6,352

73A.       Payments per share outstanding during the entire current
           period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                     $ 0.4596
       2   Dividends for a second class of open-end company shares
           (form nnn.nnnn)
           Class B                                                     $ 0.2647
           Class C                                                     $ 0.2647
           Class R                                                     $ 0.3937
           Class Y                                                     $ 0.5311
           Class R5                                                    $ 0.5549
           Class R6                                                    $ 0.5750

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                       85,410
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                                          575
           Class C                                                        6,792
           Class R                                                        3,707
           Class Y                                                      107,650
           Class R5                                                      53,005
           Class R6                                                      23,688

74V.   1   Net asset value per share (to nearest cent)
           Class A                                                     $  31.91
       2   Net asset value per share of a second class of open-end
           company shares (to nearest cent)
           Class B                                                     $  29.22
           Class C                                                     $  29.25
           Class R                                                     $  31.49
           Class Y                                                     $  32.04
           Class R5                                                    $  32.47
           Class R6                                                    $  32.48

INVESCO GLOBAL SMALL & MID CAP GROWTH FUND                        SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  10/31/2015
FILE NUMBER :       811-6463
SERIES NO.:         3

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                      $ 3,017
       2   Dividends for a second class of open-end company shares
           (000's Omitted)
           Class Y                                                      $   146
           Class R5                                                     $   123

73A.       Payments per share outstanding during the entire current
           period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                      $0.1177
       2   Dividends for a second class of open-end company shares
           (form nnn.nnnn)
           Class Y                                                      $0.1722
           Class R5                                                     $0.2026

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                       27,170
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                                          475
           Class C                                                        1,800
           Class Y                                                          898
           Class R5                                                         736

74V.   1   Net asset value per share (to nearest cent)
           Class A                                                      $ 18.55
       2   Net asset value per share of a second class of open-end
           company shares (to nearest cent)
           Class B                                                      $ 15.48
           Class C                                                      $ 15.49
           Class Y                                                      $ 18.61
           Class R5                                                     $ 18.50

INVESCO GLOBAL GROWTH FUND                                        SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  10/31/2015
FILE NUMBER :       811-6463
SERIES NO.:         5

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                      $ 1,811
       2   Dividends for a second class of open-end company shares
           (000's Omitted)
           Class Y                                                      $    35
           Class R5                                                     $    11
           Class R6                                                     $    -

73A.       Payments per share outstanding during the entire current
           period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                      $0.1815
       2   Dividends for a second class of open-end company shares
           (form nnn.nnnn)
           Class Y                                                      $0.2482
           Class R5                                                     $0.3133
           Class R6                                                     $0.3134

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                       10,791
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                                          136
           Class C                                                          965
           Class Y                                                          269
           Class R5                                                          -
           Class R6                                                          45

74V.   1   Net asset value per share (to nearest cent)
           Class A                                                      $ 28.63
       2   Net asset value per share of a second class of open-end
           company shares (to nearest cent)
           Class B                                                      $ 26.44
           Class C                                                      $ 26.45
           Class Y                                                      $ 28.72
           Class R5                                                     $ 28.57
           Class R6                                                     $ 28.56

INVESCO ASIA PACIFIC GROWTH FUND                                  SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  10/31/2015
FILE NUMBER :       811-6463
SERIES NO.:         9

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                      $ 6,939
       2   Dividends for a second class of open-end company shares
           (000's Omitted)
           Class B                                                      $    81
           Class C                                                      $   555
           Class Y                                                      $ 3,930

 73A.      Payments per share outstanding during the entire current
           period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                      $0.4171
       2   Dividends for a second class of open-end company shares
           (form nnn.nnnn)
           Class B                                                      $0.1815
           Class C                                                      $0.1815
           Class Y                                                      $0.4970

 74U.  1   Number of shares outstanding (000's Omitted)
           Class A                                                       15,960
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                                          248
           Class C                                                        2,951
           Class Y                                                        9,128

 74V.  1   Net asset value per share (to nearest cent)
           Class A                                                      $ 29.35
       2   Net asset value per share of a second class of open-end
           company shares (to nearest cent)
           Class B                                                      $ 27.27
           Class C                                                      $ 27.10
           Class Y                                                      $ 29.45

INVESCO EUROPEAN GROWTH FUND                                      SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  10/31/2015
FILE NUMBER :       811-6463
SERIES NO.:         10

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                      $ 9,317
       2   Dividends for a second class of open-end company shares
           (000's Omitted)
           Class B                                                      $    98
           Class C                                                      $ 1,094
           Class R                                                      $   253
           Class Y                                                      $16,031
           Investor Class                                               $ 3,213

73A.       Payments per share outstanding during the entire current
           period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                      $0.6854
       2   Dividends for a second class of open-end company shares
           (form nnn.nnnn)
           Class B                                                      $0.4196
           Class C                                                      $0.4196
           Class R                                                      $0.5953
           Class Y                                                      $0.7908
           Investor Class                                               $0.6991

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                       15,696
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                                          142
           Class C                                                        3,372
           Class R                                                          419
           Class Y                                                       18,912
           Investor Class                                                 4,885

74V.   1   Net asset value per share (to nearest cent)
           Class A                                                      $ 36.65
       2   Net asset value per share of a second class of open-end
           company shares (to nearest cent)
           Class B                                                      $ 34.08
           Class C                                                      $ 34.12
           Class R                                                      $ 36.48
           Class Y                                                      $ 36.76
           Investor Class                                               $ 36.56

INVESCO INTERNATIONAL CORE EQUITY FUND                            SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  10/31/2015
FILE NUMBER :       811-6463
SERIES NO.:         11

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                      $   368
       2   Dividends for a second class of open-end company shares
           (000's Omitted)
           Class B                                                      $     3
           Class C                                                      $    24
           Class R                                                      $    12
           Class Y                                                      $    15
           Investor Class                                               $   116
           Class R5                                                     $    46
           Class R6                                                     $   818

73A.       Payments per share outstanding during the entire current
           period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                      $0.1058
       2   Dividends for a second class of open-end company shares
           (form nnn.nnnn)
           Class B                                                      $0.0254
           Class C                                                      $0.0254
           Class R                                                      $0.0790
           Class Y                                                      $0.1317
           Investor Class                                               $0.1058
           Class R5                                                     $0.1653
           Class R6                                                     $0.1663

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                        3,744
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class B                                                           88
           Class C                                                          965
           Class R                                                          168
           Class Y                                                          276
           Investor Class                                                 1,074
           Class R5                                                         264
           Class R6                                                       4,749

74V.   1   Net asset value per share (to nearest cent)
           Class A                                                      $ 10.73
       2   Net asset value per share of a second class of open-end
           company shares (to nearest cent)
           Class B                                                      $ 10.73
           Class C                                                      $ 10.44
           Class R                                                      $ 10.74
           Class Y                                                      $ 10.92
           Investor Class                                               $ 10.90
           Class R5                                                     $ 10.71
           Class R6                                                     $ 10.71

INVESCO GLOBAL OPPORTUNITIES FUND                                 SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  10/31/2015
FILE NUMBER :       811-6463
SERIES NO.:         12

72DD.  1   Total income dividends for which record date passed during the period. (000's Omitted)
           Class A                                                      $   159
       2   Dividends for a second class of open-end company shares
           (000's Omitted)
           Class C                                                      $    11
           Class R                                                      $     2
           Class Y                                                      $    53
           Class R5                                                     $     0
           Class R6                                                     $     0

73A.       Payments per share outstanding during the entire current
           period: (form nnn.nnnn)
       1   Dividends from net investment income
           Class A                                                      $0.2143
       2   Dividends for a second class of open-end company shares
           (form nnn.nnnn)
           Class C                                                      $0.0703
           Class R                                                      $0.1674
           Class Y                                                      $0.2610
           Class R5                                                     $0.2610
           Class R6                                                     $0.2610

74U.   1   Number of shares outstanding (000's Omitted)
           Class A                                                          945
       2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
           Class C                                                          229
           Class R                                                           17
           Class Y                                                          356
           Class R5                                                           1
           Class R6                                                           1

74V.   1   Net asset value per share (to nearest cent)
           Class A                                                      $ 13.13
       2   Net asset value per share of a second class of open-end
           company shares (to nearest cent)
           Class C                                                      $ 12.93
           Class R                                                      $ 13.05
           Class Y                                                      $ 13.17
           Class R5                                                     $ 13.18
           Class R6                                                     $ 13.17

INVESCO SELECT OPPORTUNITIES FUND                                 SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.

FOR PERIOD ENDING:  10/31/2015
FILE NUMBER :       811-6463
SERIES NO.:         13

74U.  1   Number of shares outstanding (000's Omitted)
          Class A                                                         1,522
      2   Number of shares outstanding of a second class of open-end company shares (000's Omitted)
          Class C                                                         1,121
          Class R                                                            22
          Class Y                                                         1,967
          Class R5                                                            1
          Class R6                                                            1

74V.  1   Net asset value per share (to nearest cent)
          Class A                                                        $12.96
      2   Net asset value per share of a second class of open-end
          company shares (to nearest cent)
          Class C                                                        $12.68
          Class R                                                        $12.87
          Class Y                                                        $13.05
          Class R5                                                       $13.05
          Class R6                                                       $13.05